UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)		April 2, 2010

SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey		07890
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(973) 948-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Departure of Certain Officer

As a result of the Company’s decision to outsource its investment operations to third party managers, Selective Insurance Group, Inc. (the “Company”) announced that, as of April 2, 2010, Kerry A. Guthrie, Executive Vice President and Chief Investment Officer, left the Company.

A copy of the press release dated April 2, 2010 announcing Mr. Guthrie’s departure is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

99.1	Press Release of Selective Insurance Group, Inc. dated April 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date: April 2, 2010	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Selective Insurance Group, Inc. dated April 2, 2010